UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2004

Wolverine Tube, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-12164	63-0970812

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Clinton Avenue West, Suite 1000, Huntsville, AL	35801

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (256) 353-1310

SIGNATURES
Ex-99.1 Press Release

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition.”

On April 27, 2004, Wolverine Tube, Inc. (the “Company”) issued a press release reporting its results of operations and financial condition for the quarter ended April 4, 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Exhibit Index

99.1	Press release dated April 27, 2004 pertaining to the financial results of the Company for the quarter ended April 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WOLVERINE TUBE, INC.

Date: April 27, 2004	By:	/s/ James E. Deason

James E. Deason Executive Vice President, Chief Financial Officer, Secretary and Director